Stock Based Compensation Plans	12 Months Ended
Dec. 31, 2011
Stock Based Compensation Plans
Stock Based Compensation Plans
12.	Stock Based Compensation Plans

The Company had two share based compensation plans as described below. Total compensation cost that has been charged against income for those plans was $185,598 and $258,830 for 2010, and 2009. The total income tax benefit was $71,455 and $99,649. Both plans were final in 2010; therefore there was no activity or expense associated with them for 2011.

Stock Option Plan

The Company’s 2000 Stock Option Plan, which was shareholder approved, permitted the granting of share options to its directors, officer and key employees for up to 342,205 share of common stock. The exercise price of options granted was equal to the market value of the Company’s shares at the date of grant; those options vest and become exercisable ratably over a one to five-year period. The plan also has a reload feature which entitles the option holder, who has delivered common stock as payment of the exercise price for option stock, to a new option to acquire additional shares in the amount equal to the shares traded in. The option period during which the reload option may be exercised expires at the same time as that of the original option that the holder has exercised. The Company has a policy of using shares held as treasury stock to satisfy share option exercises. Compensation recorded in conjunction with these plans was $13,102 and $78,543 for 2010, and 2009, respectively. All options granted expired April 2010.

The fair value of each option award is estimated on the date of grant using a closed form option valuation (Black-Scholes) model that uses the assumptions noted in the table below. Expected volatilities are based on historical volatilities of the Company’s common stock. The Company uses historical data to estimate option exercise and post-vesting termination behavior. The expected term of options granted is based on historical data and represents the period of time that options granted are expected to be outstanding, which takes into account that the options are not transferable. The risk-free interest rate for the expected term of the option is based on the U.S. Treasury yield curve in effect at the time of the grant. The fair value of options granted was determined using the following weighted-average assumptions as of grant date:

	2010	2009

Risk-free interest rate	0.50%	0.50%
Expected stock price volatility	66.32%	62.09%
Expected dividend rate	3.00%	3.00%
Expected life	0.17	0.94

There was no unrecognized compensation cost for this plan as of December 31, 2010 as all shares are vested under the terms of the plan. New grants are for the reload option feature which are expensed at date of grant.

Information related to the stock option plan during each year follows:

	2010	2009

Intrinsic value of options exercised	$163,977	$489,449
Cash received from option exercises	34,835	9,326
Shares received from option exercises	12,396	31,839
Tax benefit realized from option exercises	25,644	—
Weighted average fair value of options granted	1.057	2.467

Recognition Plan

The Management Recognition and Retention Plan provides for the issuance of shares of restricted stock to directors, officers and key employees. Compensation expense equal to the market value of Oneida Financial Corp.’s stock on the grant date is recognized ratably over the five year vesting period for shares of restricted stock granted that were fully vested at December 31, 2010. Compensation recorded in conjunction with these plans was $172,496 and $180,287 for 2010 and 2009 respectively. There were no shares available for future awards as of December 31, 2010. Shares unallocated under the plan available for future awards were 10,311 as of December 31, 2009. As of December 31, 2010, there was no unrecognized compensation cost related to nonvested shares granted under the Plan. The total fair value of shares vested during the years ended December 31, 2010 and 2009 were $124,658 and $146,780 respectively.